COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
                    COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
                        COLONIAL FEDERAL SECURITIES FUND

    Supplement to the Statement of Additional Information dated January 1, 2000


The Funds' Statement of Additional Information is amended as follows:

(1) Effective July 14, 2000, each Fund changed its name as follows: Colonial Short Duration U.S. Government Fund changed its name to "Liberty Short Term Government Fund", Colonial Intermediate U.S. Government Fund changed its name to "Liberty Intermediate Government Fund" and Colonial Federal Securities Fund changed its name to "Liberty Federal Securities Fund".

(2) The fourth non-fundamental investment policy under the caption OTHER INVESTMENT POLICIES is deleted in its entirety.



GOV-35/748C-0800                                                August 23, 2000